FORM 8-K

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: September 10, 2002

(Date of earliest event reported)

HOUSEHOLD INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8198	36-3121988
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Sanders Road, Prospect Heights, Illinois 60070
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 847-564-5000

Item 5. Other Events

On September 10, 2002, the Offering Committee of the Board of Directors of Household International, Inc. (the "Company") authorized the issuance and sale of 350,000 shares of 7 5/8% Cumulative Preferred Stock, Series 2002-B (the "Preferred Stock"), pursuant to an underwritten public offering of 14,000,000 Depositary Shares (the "Depositary Shares"), with each Depositary Share representing ownership of 1/40 of a share of the Preferred Stock. Each share of Preferred Stock is without par value and has a liquidation preference of $1,000 per share.

The offering of the Preferred Stock and the Depositary Shares is registered as part of a Registration Statement on Form S-3 (Reg. No. 333-60510) which was declared effective on June 8, 2001. The documents filed with this Form 8-K under Item 7 are being filed as exhibits to that registration statement.

Item 7. Financial Statements and Exhibits
Exhibits.

No.	Description
1

Underwriting Agreement dated September 10, 2002 between Household International, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., Goldman, Sachs & Co., Salomon Smith Barney Inc., UBS Warburg LLC, and Wachovia Securities, Inc. as Representatives of the Underwriters.

3(i)

Restated Certificate of Incorporation, as amended, including the Certificate of Designation, Preferences and Rights creating 350,000 shares of 7 5/8% Cumulative Preferred Stock, Series 2002-B, of Household International, Inc. (incorporated by reference to Exhibit 4.2 to the Company's Form 8-A Registration Statement filed on September 12, 2002).

4

Form of Deposit Agreement dated as of September 10, 2002 among Household International, Inc., Computershare Trust Company of New York and the holders from time to time of the Depositary Receipts described therein (incorporated by reference to Exhibit 4.3 to the Company's Form 8-A Registration Statement filed on September 12, 2002).

5	Opinion and consent of Patrick D. Schwartz, General Counsel Treasury and Corporate Law & Assistant Secretary of Household International, Inc.
23(a)	Consent of KPMG LLP regarding financial statements of Household International, Inc.
23(b)	Consent of Patrick D. Schwartz, General Counsel Treasury and Corporate Law & Assistant Secretary of Household International, Inc. is contained is his opinion (Exhibit 5 filed herewith).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD INTERNATIONAL, INC.

(Registrant)

By: /s/ Patrick D. Schwartz
General Counsel Treasury and Corporate Law & Assistant Secretary

Dated: September 13, 2002

 Exhibit Index
Exhibit

No.	Description
1.

Underwriting Agreement dated September 10, 2002 between Household International, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., Goldman, Sachs & Co., Salomon Smith Barney Inc., UBS Warburg LLC, and Wachovia Securities, Inc. as Representatives of the Underwriters.

3(i)

Restated Certificate of Incorporation, as amended, including the Certificate of Designation, Preferences and Rights creating 350,000 shares of 7 5/8% Cumulative Preferred Stock, Series 2002-B, of Household International, Inc. (incorporated by reference to Exhibit 4.2 to the Company's Form 8-A Registration Statement filed on September 12, 2002).

4

Form of Deposit Agreement dated as of September 10, 2002 among Household International, Inc., Computershare Trust Company of New York and the holders from time to time of the Depositary Receipts described therein (incorporated by reference to Exhibit 4.3 to the Company's Form 8-A Registration Statement filed on September 12, 2002).

5	Opinion and consent of Patrick D. Schwartz, General Counsel Treasury and Corporate Law & Assistant Secretary of Household International, Inc.
23(a)	Consent of KPMG LLP regarding financial statements of Household International, Inc.
23(b)	Consent of Patrick D. Schwartz, General Counsel Treasury and Corporate Law & Assistant Secretary of Household International, Inc. is contained is his opinion (Exhibit 5 filed herewith).